UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 20, 2007

TARGET CREDIT CARD MASTER TRUST

(Issuing Entity for the Certificates)

TARGET RECEIVABLES CORPORATION

(Depositor into the Issuing Entity for the Certificates)

Minnesota

(State or other jurisdiction of incorporation)

0-26930	41-1812153
(Commission File Number)	(I.R.S. Employer Identification Number)

Target Receivables Corporation

1000 Nicollet Mall

31st Floor, Suite 3136

Minneapolis, Minnesota 55403

(612) 696-3102

(Address, including Zip Code, and Telephone Number,

Including Area Code, of Registrant’s Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events

The Monthly Servicer’s Certificate for the Monthly Period ended December 1, 2007, and the Monthly Collateral Certificateholders’ Statement for the Monthly Period ended December 1, 2007, with respect to the Series 2005-1 Collateral Certificate, issued by the Target Credit Card Master Trust (the “Trust”), were delivered to the Trustee on December 20, 2007.

The above described Monthly Servicer’s Certificate is filed as Exhibit 20.1 to this Report. The above described Monthly Collateral Certificateholders’ Statement is filed as Exhibit 20.2 to this Report.

Item 9.01:  Financial Statements and Exhibits

(c)                                  Exhibits

20.1                                                                         Series 2005-1 Monthly Servicer’s Certificate for the Monthly Period ended December 1, 2007.

20.2                                                                         Series 2005-1 Monthly Collateral Certificateholders’ Statement for the Monthly Period ended December 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 20, 2007

TARGET RECEIVABLES CORPORATION

By:	/s/ Terrence J. Scully

Name:	Terrence J. Scully
Title:	Vice President

EXHIBIT INDEX

Method of
Exhibit	Description	Filing

20.1	Series 2005-1 Monthly Servicer’s Certificate for the Monthly Period ended December 1, 2007.	Filed Electronically

20.2	Series 2005-1 Monthly Collateral Certificateholders’ Statement for the Monthly Period ended December 1, 2007.	Filed Electronically